ING

Security Life of Denver Insurance Company
Variable Life Customer Service Center
P.O. Box 173888 • Denver, CO 80217-3888
ING Service Center: 877-253-5050 • ing-securitylife.com
Employer Sponsored Plans: 877-329-7543

Use only for the following product:
❑ Corporate Benefits (2505)

List Bill V

M Financial
Supplement to Variable Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐ **Initial Premium Allocation only. See Section E for Change Requests.**

Premium Allocation. *Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.*

________% GUARANTEED INTEREST DIVISION

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM - Series I
_____% V.I. Capital Appreciation Fund
_____% V.I. Government Securities Fund

Alger American
_____% Growth Portfolio
_____% MidCap Growth Portfolio
_____% Small Capitalization Portfolio

American Funds Insurance Series
_____% Growth Fund Class 2
_____% Growth-Income Fund Class 2
_____% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
_____% Index 500 Portfolio
_____% Growth Portfolio
_____% Overseas Portfolio

ING Income Shares - Class R Shares
______% VP Bond Portfolio

ING Investors Trust
______% Hard Assets Portfolio Institutional Class
______% Limited Maturity Bond Portfolio Service Class
______% Liquid Asset Portfolio Service Class(money market)
______% Marsico Growth Portfolio Institutional Class
______% MFS MidCap Growth Portfolio Institutional Class
______% MFS Research Portfolio Institutional Class
_____% MFS Total Return Portfolio Institutional Class
_____% Salomon Brothers Investors Portfolio Institutional Class
_____% T. Rowe Price Capital Appreciation Portfolio Instituitional Class
_____% T. Rowe Price Equity Income Portfolio Insitutional Class

ING Partners - Initial Class
______% JP Morgan MidCap Value Portfolio
______% PIMCO Total Return Portfolio
______% Salomon Brothers Aggressive Growth Portfolio
______% UBS Tactical Asset Allocation Portfolio
______% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
______% Index Plus Large Cap Portfolio
______% Index Plus Mid Cap Portfolio
______% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
______% Growth Opportunities Portfolio
______% MagnaCap Portfolio
______% MidCap Opportunities Portfolio
______% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
_____% Core Equity Fund
_____% Health Sciences Fund
_____% High Yield Fund
_____% Small Company Growth Fund

Janus Aspen Series (Service Shares)
_____% Growth Portfolio
_____% International Growth Portfolio
_____% Mid Cap Growth Portfolio
_____% Worldwide Growth Portfolio

M Funds
______% Brandes International Equity Fund
______% Business Opportunity Value Fund
______% Frontier Capital Appreciation Fund
______% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust
_____% Partners Portfolio

Pioneer Funds-Class I
_____% Mid Cap Value VCT Portfolio
_____% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
_____% Growth & Income Fund
_____% New Opportunities Fund
_____% Small Cap Value Fund
_____% Voyager Fund

Van Eck
_____% Worldwide Bond Fund
_____% Worldwide Emerging Markets Fund
_____% Worldwide Real Estate Fund

Designated Deduction Option. *You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.*

Name of Investment Option: ____

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐ I do not want telephone privileges.

☐ I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

Section C – Automatic Rebalancing Option

☐ **Initiate Automatic Rebalancing** (complete below)
☐ **Change Automatic Rebalancing** (complete below)

Automatic Rebalancing Allocation

AIM - Series I
_____% V.I. Capital Appreciation Fund
_____% V.I. Government Securities Fund

Alger American
_____% Growth Portfolio
_____% MidCap Growth Portfolio
_____% Small Capitalization Portfolio

American Funds Insurance Series
_____% Growth Fund Class 2
_____% Growth-Income Fund Class 2
_____% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
_____% Index 500 Portfolio
_____% Growth Portfolio
_____% Overseas Portfolio

ING Income Shares - Class R Shares
_____% VP Bond Portfolio

ING Investors Trust
_____% Hard Assets Portfolio Institutional Class
_____% Limited Maturity Bond Portfolio Service Class
_____% Liquid Asset Portfolio Service Class(money market)
_____% Marsico Growth Portfolio Institutional Class
_____% MFS MidCap Growth Portfolio Institutional Class
_____% MFS Research Portfolio Institutional Class
_____% MFS Total Return Portfolio Institutional Class
_____% Salomon Brothers Investors Portfolio Institutional Class
_____% T. Rowe Price Capital Appreciation Portfolio Instituitional Class
_____% T. Rowe Price Equity Income Portfolio Insitutional Class

ING Partners - Initial Class
_____% JP Morgan MidCap Value Portfolio
_____% PIMCO Total Return Portfolio
_____% Salomon Brothers Aggressive Growth Portfolio
_____% UBS Tactical Asset Allocation Portfolio
_____% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
_____% Index Plus Large Cap Portfolio
_____% Index Plus Mid Cap Portfolio
_____% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
_____% Growth Opportunities Portfolio
_____% MagnaCap Portfolio
_____% MidCap Opportunities Portfolio
_____% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
_____% Core Equity Fund
_____% Health Sciences Fund
_____% High Yield Fund
_____% Small Company Growth Fund

Janus Aspen Series (Service Shares)
_____% Growth Portfolio
_____% International Growth Portfolio
_____% Mid Cap Growth Portfolio
_____% Worldwide Growth Portfolio

M Funds
_____% Brandes International Equity Fund
_____% Business Opportunity Value Fund
_____% Frontier Capital Appreciation Fund
_____% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust
_____% Partners Portfolio

Pioneer Funds-Class I
_____% Mid Cap Value VCT Portfolio
_____% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
_____% Growth & Income Fund
_____% New Opportunities Fund
_____% Small Cap Value Fund
_____% Voyager Fund

Van Eck
_____% Worldwide Bond Fund
_____% Worldwide Emerging Markets Fund
_____% Worldwide Real Estate Fund

__________% **Guaranteed Interest Division**

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning ______________________ (Month/Date)
☐ Last Valuation Date of Calendar Period
☐ Specific Date each Period beginning ______________________
(Specify Date)

Section D – Dollar Cost Averaging Option

☐ **Initiate Dollar Cost Averaging** (complete below) ☐ **Change Dollar Cost Averaging** (complete below)

Please transfer $__________ or __________% *from:*

(check one only) ☐ ING Investors Trust Liquid Asset Portfolio ☐ Neuberger Berman Limited Maturity Bond Investment Option

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

AIM - Series I
$__________or__________% V.I. Capital Appreciation Fund
$__________or__________% V.I. Government Securities Fund

Alger American
$__________or__________% Growth Portfolio
$__________or__________% MidCap Growth Portfolio
$__________or__________% Small Capitalization Portfolio

American Funds Insurance Series
$__________or__________% Growth Fund Class 2
$__________or__________% Growth-Income Fund Class 2
$__________or__________% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
$__________or__________% Index 500 Portfolio
$__________or__________% Growth Portfolio
$__________or__________% Overseas Portfolio

ING Income Shares - Class R Shares
$__________or__________% VP Bond Portfolio

ING Investors Trust
$__________or__________% Hard Assets Portfolio Institutional Class
$__________or__________% Limited Maturity Bond Portfolio Service Class
$__________or__________% Liquid Asset Portfolio Service Class
$__________or__________% Marsico Growth Portfolio Institutional Class
$__________or__________% MFS MidCap Growth Portfolio Institutional Class
$__________or__________% MFS Research Portfolio Institutional Class
$__________or__________% MFS Total Return Portfolio Institutional Class
$__________or__________% Salomon Brothers Investors Portfolio Institutional Class
$__________or__________% T. Rowe Price Capital Appreciation Portfolio Institutional Class
$__________or__________% T. Rowe Price Equity Income Portfolio Institutional Class

ING Partners - Initial Class
$__________or__________% JP Morgan MidCap Value Portfolio
$__________or__________% PIMCO Total Return Portfolio
$__________or__________% Salomon Brothers Aggressive Growth Portfolio
$__________or__________% UBS Tactical Asset Allocation Portfolio
$__________or__________% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
$__________or__________% Index Plus Large Cap Portfolio
$__________or__________% Index Plus Mid Cap Portfolio
$__________or__________% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
$__________or__________% Growth Opportunities Portfolio
$__________or__________% MagnaCap Portfolio
$__________or__________% MidCap Opportunities Portfolio
$__________or__________% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
$__________or__________% Core Equity Fund
$__________or__________% Health Sciences Fund
$__________or__________% High Yield Fund
$__________or__________% Small Company Growth Fund

Janus Aspen Series (Service Shares)
$__________or__________% Growth Portfolio
$__________or__________% International Growth Portfolio
$__________or__________% Mid Cap Growth Portfolio
$__________or__________% Worldwide Growth Portfolio

M Funds
$__________or__________% Brandes International Equity Fund
$__________or__________% Business Opportunity Value Fund
$__________or__________% Frontier Capital Appreciation Fund
$__________or__________% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust
$__________or__________% Partners Portfolio

Pioneer Funds-Class I
$__________or__________% Mid Cap Value VCT Portfolio
$__________or__________% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
$__________or__________% Growth & Income Fund
$__________or__________% New Opportunities Fund
$__________or__________% Small Cap Value Fund
$__________or__________% Voyager Fund

Van Eck
$__________or__________% Worldwide Bond Fund
$__________or__________% Worldwide Emerging Markets Fund
$__________or__________% Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning__________________________ (Month/Date)
☐ Specific Date each Period beginning__________________________ (Specify Date)

Terminate:

☐ Terminate Dollar Cost Averaging on (date) __________________________
☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $__________________________

Section E – Investment Option Transfer Request

Transfer From	Investment Option	Transfer To
	AIM - Series I	
$_____ or _____%	V.I. Capital Appreciation Fund	$_____ or _____%
$_____ or _____%	V.I. Government Securities Fund	$_____ or _____%
	Alger American	
$_____ or _____%	Growth Portfolio	$_____ or _____%
$_____ or _____%	MidCap Growth Portfolio	$_____ or _____%
$_____ or _____%	Small Capitalization Portfolio	$_____ or _____%
	American Funds Insurance Series	
$_____ or _____%	Growth Fund Class 2	$_____ or _____%
$_____ or _____%	Growth-Income Fund Class 2	$_____ or _____%
$_____ or _____%	International Fund Class 2	$_____ or _____%
	Fidelity Variable Insurance Products Fund (VIP)	
$_____ or _____%	Index 500 Portfolio	$_____ or _____%
$_____ or _____%	Growth Portfolio	$_____ or _____%
$_____ or _____%	Overseas Portfolio	$_____ or _____%
	ING Income Shares - Class R Shares	
$_____ or _____%	VP Bond Portfolio	$_____ or _____%
	ING Investors Trust	
$_____ or _____%	Hard Assets Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	Limited Maturity Bond Portfolio Service Class	$_____ or _____%
$_____ or _____%	Liquid Asset Portfolio Service Class	$_____ or _____%
$_____ or _____%	Marsico Growth Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	MFS MidCap Growth Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	MFS Research Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	MFS Total Return Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	Salomon Brothers Investors Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	T. Rowe Price Capital Appreciation Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	T. Rowe Price Equity Income Portfolio Institutional Class	$_____ or _____%
	ING Partners - Initial Class	
$_____ or _____%	JP Morgan MidCap Value Portfolio	$_____ or _____%
$_____ or _____%	PIMCO Total Return Portfolio	$_____ or _____%
$_____ or _____%	Salomon Brothers Aggressive Growth Portfolio	$_____ or _____%
$_____ or _____%	UBS Tactical Asset Allocation Portfolio	$_____ or _____%
$_____ or _____%	Van Kampen Comstock Portfolio	$_____ or _____%
	ING Variable Portfolios (VP) - Class R Shares	
$_____ or _____%	Index Plus Large Cap Portfolio	$_____ or _____%
$_____ or _____%	Index Plus Mid Cap Portfolio	$_____ or _____%
$_____ or _____%	Index Plus Small Cap Portfolio	$_____ or _____%
$_____ or _____%	**Guaranteed Interest Division***	$_____ or _____%

Transfer From	Investment Option	Transfer To
	ING Variable Products (VP) - Class R Shares	
$_____ or _____%	Growth Opportunities Portfolio	$_____ or _____%
$_____ or _____%	MagnaCap Portfolio	$_____ or _____%
$_____ or _____%	MidCap Opportunities Portfolio	$_____ or _____%
$_____ or _____%	SmallCap Opportunities Portfolio	$_____ or _____%
	The INVESCO Variable Investment Fund (VIF)	
$_____ or _____%	Core Equity Fund	$_____ or _____%
$_____ or _____%	Health Sciences Fund	$_____ or _____%
$_____ or _____%	High Yield Fund	$_____ or _____%
$_____ or _____%	Small-Company Growth Fund	$_____ or _____%
	Janus Aspen Series (Service Shares)	
$_____ or _____%	Growth Portfolio	$_____ or _____%
$_____ or _____%	International Growth Portfolio	$_____ or _____%
$_____ or _____%	Mid Cap Growth Portfolio	$_____ or _____%
$_____ or _____%	Worldwide Growth Portfolio	$_____ or _____%
	M Funds	
$_____ or _____%	Brandes International Equity Fund	$_____ or _____%
$_____ or _____%	Business Opportunity Value Fund	$_____ or _____%
$_____ or _____%	Frontier Capital Appreciation Fund	$_____ or _____%
$_____ or _____%	Turner Cove Growth Fund	$_____ or _____%
	Neuberger Berman Advisors Management Trust	
$_____ or _____%	Partners Portfolio	$_____ or _____%
	Pioneer Funds-Class I	
$_____ or _____%	Mid Cap Value VCT Portfolio	$_____ or _____%
$_____ or _____%	Small Cap Value VCT Portfolio	$_____ or _____%
	Putnam Variable Trust (VT) Class IB Shares	
$_____ or _____%	Growth & Income Fund	$_____ or _____%
$_____ or _____%	New Opportunities Fund	$_____ or _____%
$_____ or _____%	Small Cap Value Fund	$_____ or _____%
$_____ or _____%	Voyager Fund	$_____ or _____%
	Van Eck	
$_____ or _____%	Worldwide Bond Fund	$_____ or _____%
$_____ or _____%	Worldwide Emerging Markets Fund	$_____ or _____%
$_____ or _____%	Worldwide Real Estate Fund	$_____ or _____%

* Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

Section F – Signatures

I/We acknowledge that we have read and understand:

1. *the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.*
2. *I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.*
3. *that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.*

Signature of Owner(s) and authorized Registered Representative:

______________________________ Date ______________
(Signature) (Printed Name)

______________________________ Date ______________
(Signature) (Printed Name)

______________________________ Date ______________
(Signature) (Printed Name)

Signature of Spouse (if applicable) ______________________________ Date ______________

If corporation, provide title of officer ______________________________

Print name of Insured(s) ______________________________

____

Policy Number ______________________________ Daytime Phone Number ______________________________
(For corporate owned/sponsored plans attach list of applicable policies)